                                                                    EXHIBIT 20


                        AMERICAN HONDA FINANCE CORPORATION
                 Servicer's Certificate - Honda Auto Lease Trust 1999-A
            Distribution Date of July 17, 2000 for the Collection Period of
                      June 1, 2000 through June 30, 2000



POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                           3,300,158,606.28

Servicer Advance                                                             -
Servicer Payahead                                                   7,383,934.30
Number of Contracts                                                      172,598
Weighted Average Lease Rate (Discounted)                            9.05%
Weighted Average Lease Rate                                         6.29%
Weighted Average Remaining Term                                     30.48
Servicing Fee Percentage (annual)                                   1.00%

POOL DATE - CURRENT MONTH
   Aggregate Net Investment Value                               2,705,819,811.41
   Number of Current Contracts                                           158,841
   Weighted Average Lease Rate (Discounted)                         9.04%
   Weighted Average Lease Rate                                      6.28%
   Weighted Average Remaining Term                                  18.66


-------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                          115,274,540.12
  Specified Reserve Fund Percentage (if Tests i, ii and
    iii are satisfied)                                              5.50%
  Specified Reserve Fund Amount (if Tests i, ii and
    iii are satisfied)                                            181,145,705.90
  Specified Reserve Fund Percentage (if Tests i, ii or
    iii are not satisfied)                                          6.50%
  Specified Reserve Fund Amount (if Tests i, ii or
    iii are not satisfied)                                        214,081,288.79

  Beginning Balance                                               182,109,992.51
  Net Investment Income Retained                                          -
  Excess Reserve Amount Released                                      964,286.61
  Deposit Amount                                                          -
  Withdrawal Amount                                                   698,749.11
  Ending Balance                                                  180,446,956.79
  Specified Reserve Fund Balance                                  181,145,705.90
  Net Investment Income                                               979,985.55

  Cumulative Withdrawal Amount                                        698,749.11
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CREDIT LOSSES:                                        Vehicle
                                                      Count        Amount
                                                      ---------    ------
  Contracts Charged-off During the Collection Period     223
  Discounted Principal Balance                                      3,772,684.56
  Net Liquidation Proceeds for the Collection Period               (3,132,093.11)
  Recoveries - Previously Charged-off Contracts                       202,553.08

     Aggregate Credit Losses for the Collection Period                438,038.37

  Repossessions for the Collection Period                             109
  Cumulative Credit Losses for all Periods                          4,738,237.18

RATIO OF NET CREDIT LOSSES TO THE AVERAGE ANIV BALANCE
FOR EACH COLLECTION PERIOD:
  Second Preceding Collection Period                                0.26%
  First Preceding Collection Period                                 0.17%
  Current Collection Period                                         0.19%
--------------------------------------------------------------------------------
TEST (i)(CHARGE-OFF RATE TEST)
Three Month Average                                                 0.21%
Charge-off Rate Test
  (Test satisfied if LESS THAN OR EQUAL TO 1.5%)                  Test Satisfied
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                   Discounted
                                  Percent   Accounts  Percent  Principal Balance
DELINQUENT CONTRACTS:             -------   --------  -------  -----------------
  31-60 Days Delinquent            0.77%     1,217     0.76%       20,534,644.93
  61-90 Days Delinquent            0.15%       236     0.15%        4,063,277.36
  Over 90 Days Delinquent          0.06%        99     0.06%        1,741,807.80
  Total Delinquencies                        1,552                 26,339,730.09

RATIO OF NUMBER OF CONTRACTS DELINQUENT MORE
THAN 60 DAYS TO THE OUTSTANDING NUMBER OF
RECEIVABLES AS OF EACH COLLECTION PERIOD
(INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                   0.20%
  First Preceding Collection Period                                    0.18%
  Current Collection Period                                            0.21%
-------------------------------------------------------------------------------
TEST (ii) (DELINQUENCY RATE TEST)
Three Month Average                                                    0.20%
Delinquency Rate Test
  (Test satisfied if LESS THAN OR EQUAL TO 1.5%)                 Test Satisfied
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS                    Vehicles
                                              --------
  Matured Lease Vehicle Inventory Sold           118               2,142,792.11
  Net Liquidation Proceeds                                        (2,084,634.45)
  Net Residual Value (Gain) Loss                                      58,157.66
  Cumulative Residual Value (Gain) Loss
    all periods                                                      137,035.75

                                                                Average        Average
                              Number     Scheduled   Sale    Net Liquidation   Residual
                               Sold      Maturities  Ratio      Proceeds        Value
                               ------    ----------  -----   ---------------   --------
MATURED VEHICLES SOLD FOR
EACH COLLECTION PERIOD:
  Second Preceding
    Collection Period            50         65       76.92%    17,438.66      17,635.80
  First Preceding
    Collection Period            69        119       57.98%    16,200.67      16,572.28
  Current Collection Period     118        153       77.12%    17,666.39      18,159.26
  Three Month Average                                          17,101.91      17,455.78
                                                                            -----------
Ratio of Three Month Average Net
   Liquidation Proceeds to
   Average Residual Value                                                     97.97%

---------------------------------------------------------------------------------------
                                                           CURRENT PERIOD
TEST (iii)(RESIDUAL VALUE TEST)                              AMOUNT/RATIO    TEST MET?
-------------------------------                            ---------------   ----------
a) Number of Vehicles Sold > 45% of Scheduled
     Maturities and GREATER THAN OR EQUAL TO 500
     Scheduled Maturities                                       77.12%           Yes

b) 3 Month Average Matured Leased Vehicle Proceeds < 75%
     of Average Residual Values                                 97.97%           Yes
Residual Value Test (Test satisfied if tests a and b = Yes)                  Test Satisfied
---------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  SERVICER'S FEE DUE:                                                         Amount
                                                                            -------------
  Prior Cumulative Servicer's Fee Shortfall                                            -
  Servicer's Fee Due This Collection Period                                  2,297,442.25
  Servicer's Fee Paid                                                        2,297,442.25

  Current Cumulative Servicer's Fee Shortfall                                        0.00
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  ADVANCES AND PAYAHEADS:                                                       Amount
                                                                             ------------
  ADVANCES
  Prior Outstanding Servicer Advances                                        1,087,652.95
  Net Advance/(Recovery) This Period                                           150,819.78
  Nonrecoverable Prior Advances                                               (153,377.60)
  Current Outstanding Servicer Advances                                      1,085,095.13
  PAYAHEAD ACCOUNT
  Prior Outstanding Payahead Balance                                         7,293,490.36
  Net Allocation/(Collections) of Advanced Payments
     This Period                                                              (503,989.64)
  Current Outstanding Payahead Balance                                       7,797,480.00
-----------------------------------------------------------------------------------------

                                                                                      Securities       Class A1        Class A2
                                                                         Total      Balance (99.8%)     Balance         Balance
                                                                     -------------  ---------------  -------------   -------------
COLLECTIONS:
INTEREST
  Scheduled Interest Collections                                     20,229,705.70   20,189,246.29

  Interest Related To Prepayments in Full                               333,221.77      332,555.33
  Interest Related To Full Term and Over Term Payoffs                     1,269.93        1,267.39
  Interest Related To Reallocation Payments                               1,878.89        1,875.13
  Excess Liquidation Proceeds                                                    -               -
  Recoveries                                                            202,553.08      202,147.97
    Available Interest                                               20,768,629.37   20,727,092.11
PRINCIPAL
  Scheduled Principal Collections                                    29,101,917.48   29,043,713.65
  Prepayments in Full                                                13,130,116.89   13,103,856.66
  Full Term and Over Term Payoffs                                     2,695,714.46    2,690,323.03
  Reallocation Payment                                                  267,657.96      267,122.64
  Net Liquidation Proceeds                                            5,216,727.56    5,206,294.10
    Available Principal                                              50,412,134.35   50,311,310.08

WITHDRAWAL FROM RESERVE FUND                                            698,749.11

TOTAL OF SOURCES FOR DISTRIBUTION                                    71,879,512.83

DISTRIBUTIONS:
INTEREST
  Transferor Interest                                                    36,942.37
  Capped Trustee Fees                                                            -               -
  Class A Interest                                                   12,876,807.14   12,876,807.14                -     996,348.81
  Class A Interest Carryover Shortfalls                                          -               -                -              -
  Class B Interest                                                      365,750.00      365,750.00
  Class B Interest Carryover Shortfalls                                          -               -
  Class C Interest                                                      379,500.00      379,500.00
  Class C Interest Carryover Shortfalls                                          -               -
  Capped Contingent and Excess Liability Premiums                                -               -
  Capped Origination Trust Administrative Expenses                               -               -
  Other Capped Trustee Fees                                                      -               -
  Servicer's Fee                                                      2,297,442.24    2,292,847.36
  Unpaid Servicer's Fees Related to Prior Collection Periods                     -               -
  Reserve Fund Deposit                                                           -               -
  Certificate Interest                                                1,201,051.93    1,201,051.93               -
  Certificate Interest Carryover Shortfall                            3,611,135.67    3,611,135.67               -
  Class A Covered Loss Amount                                                    -               -                -              -
  Class A Note Principal Loss Amount/Class A Note Principal
  Carryover Shortfall                                                            -               -                -              -
  Class B Covered and Uncovered Loss Amount                                      -               -
  Class C Covered and Uncovered Loss Amount                                      -               -
  Class B Note Principal Loss Carryover Shortfall                                -               -
  Class C Note Principal Loss Carryover Shortfall                                -               -
  Class B Note Interest on Principal Loss Carryover Shortfall                    -               -
  Class C Note Interest on Principal Loss Carryover Shortfall                    -               -
  Certificate Principal Loss Amount/Certificate Principal Carryover
  Shortfall                                                                      -               -
  Uncapped Administrative Expenses (paid to the Trustees)                        -               -
  Excess Interest to Transferor                                                  -
    TOTAL DISTRIBUTIONS OF INTEREST                                  20,768,629.36   20,727,092.10                -     996,348.81

PRINCIPAL
  Transferor Principal                                                  102,221.77
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes              51,008,661.69   51,008,661.69                -  51,008,661.69
  Principal Distribution to A-5, B and C Notes                                   -               -
  Principal Distribution to Certificates                                         -               -
    TOTAL DISTRIBUTIONS OF PRINCIPAL                                 51,110,883.46   51,008,661.69                -  51,008,661.69

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
  Beginning Balance                                                                  13,238,909.60                -              -
  Current Period Increase (Decrease)                                                 (3,535,011.94)               -              -
  Ending Balance                                                                      9,703,897.66                -              -
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
  Beginning Balance                                                   5,806,486.65    5,794,873.68                -              -
  Current Period Increase (Decrease)                                     33,387.30       33,320.52                -              -
  Ending Balance                                                      5,839,873.95    5,828,194.20                -              -


                                                                       Class A3        Class A4        Class A5         Class B
                                                                        Balance         Balance         Balance         Balance
                                                                     -------------   -------------   -------------   -------------
COLLECTIONS:
INTEREST
  Scheduled Interest Collections

  Interest Related To Prepayments in Full
  Interest Related To Full Term and Over Term Payoffs
  Interest Related To Reallocation Payments
  Excess Liquidation Proceeds
  Recoveries
    Available Interest
PRINCIPAL
  Scheduled Principal Collections
  Prepayments in Full
  Full Term and Over Term Payoffs
  Reallocation Payment
  Net Liquidation Proceeds
    Available Principal

WITHDRAWAL FROM RESERVE FUND

TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS:
INTEREST
  Transferor Interest
  Capped Trustee Fees
  Class A Interest                                                    2,033,333.33    5,375,000.00     4,472.125.00
  Class A Interest Carryover Shortfalls                                          -               -                -
  Class B Interest                                                                                                      365,750.00
  Class B Interest Carryover Shortfalls                                                                                          -
  Class C Interest
  Class C Interest Carryover Shortfalls
  Capped Contingent and Excess Liability Premiums
  Capped Origination Trust Administrative Expenses
  Other Capped Trustee Fees
  Servicer's Fee
  Unpaid Servicer's Fees Related to Prior Collection Periods
  Reserve Fund Deposit
  Certificate Interest
  Certificate Interest Carryover Shortfall
  Class A Covered Loss Amount                                                    -               -                -
  Class A Note Principal Loss Amount/Class A Note Principal
  Carryover Shortfall                                                            -               -                -
  Class B Covered and Uncovered Loss Amount                                                                                      -
  Class C Covered and Uncovered Loss Amount
  Class B Note Principal Loss Carryover Shortfall                                                                                -
  Class C Note Principal Loss Carryover Shortfall
  Class B Note Interest on Principal Loss Carryover Shortfall                                                                    -
  Class C Note Interest on Principal Loss Carryover Shortfall
  Certificate Principal Loss Amount/Certificate Principal Carryover
  Shortfall
  Uncapped Administrative Expenses (paid to the Trustees)
  Excess Interest to Transferor
    TOTAL DISTRIBUTIONS OF INTEREST                                   2,033,333.33    5,375,000.00     4,472.125.00     365,750.00

PRINCIPAL
  Transferor Principal
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes                         -                -
  Principal Distribution to A-5, B and C Notes                                                                    -              -
  Principal Distribution to Certificates
    TOTAL DISTRIBUTIONS OF PRINCIPAL                                             -               -                -              -

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
  Beginning Balance                                                              -               -                -              -
  Current Period Increase (Decrease)                                             -               -                -              -
  Ending Balance                                                                 -               -                -              -
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
  Beginning Balance                                                              -               -                -              -
  Current Period Increase (Decrease)                                             -               -                -              -
  Ending Balance                                                                 -               -                -              -


                                                                        Class C       Certificate    Transferor Interest
                                                                        Balance         Balance            Balance
                                                                     -------------   -------------   -------------------
COLLECTIONS:
INTEREST
  Scheduled Interest Collections                                                                           40,459.41

  Interest Related To Prepayments in Full                                                                     666,44
  Interest Related To Full Term and Over Term Payoffs                                                           2.54
  Interest Related To Reallocation Payments                                                                     3.76
  Excess Liquidation Proceeds                                                                                      -
  Recoveries                                                                                                  405.11
    Available Interest                                                                                     41,537.26
PRINCIPAL
  Scheduled Principal Collections                                                                          58,203.83
  Prepayments in Full                                                                                      26,260.23
  Full Term and Over Term Payoffs                                                                           5.391.43
  Reallocation Payment                                                                                        535.32
  Net Liquidation Proceeds                                                                                 10,433.46
    Available Principal                                                                                   100,824.27

WITHDRAWAL FROM RESERVE FUND

TOTAL OF SOURCES FOR DISTRIBUTION

DISTRIBUTIONS:
INTEREST
  Transferor Interest                                                                                      36,942.37
  Capped Trustee Fees
  Class A Interest
  Class A Interest Carryover Shortfalls
  Class B Interest
  Class B Interest Carryover Shortfalls
  Class C Interest                                                      379,500.00
  Class C Interest Carryover Shortfalls                                          -
  Capped Contingent and Excess Liability Premiums
  Capped Origination Trust Administrative Expenses
  Other Capped Trustee Fees
  Servicer's Fee                                                                                            4,594.88
  Unpaid Servicer's Fees Related to Prior Collection Periods                                                       -
  Reserve Fund Deposit
  Certificate Interest                                                                1,201,051.93
  Certificate Interest Carryover Shortfall                                            3,611,135.67
  Class A Covered Loss Amount
  Class A Note Principal Loss Amount/Class A Note Principal
  Carryover Shortfall
  Class B Covered and Uncovered Loss Amount
  Class C Covered and Uncovered Loss Amount                                      -
  Class B Note Principal Loss Carryover Shortfall
  Class C Note Principal Loss Carryover Shortfall                                -
  Class B Note Interest on Principal Loss Carryover Shortfall
  Class C Note Interest on Principal Loss Carryover Shortfall                    -
  Certificate Principal Loss Amount/Certificate Principal Carryover
  Shortfall                                                                                      -
  Uncapped Administrative Expenses (paid to the Trustees)
  Excess Interest to Transferor                                                                                    -
    TOTAL DISTRIBUTIONS OF INTEREST                                     379,500.00    4,812,187.60         41,537.26

PRINCIPAL
  Transferor Principal                                                                                    102,221.77
  Principal Distribution to A-1, A-2, A-3 and A-4 Notes
  Principal Distribution to A-5, B and C Notes                                   -
  Principal Distribution to Certificates                                                         -
    TOTAL DISTRIBUTIONS OF PRINCIPAL                                             -               -        102,221.77

NOTE/CERTIFICATE INTEREST CARRYOVER SHORTFALLS
  Beginning Balance                                                              -   13,238,909.60
  Current Period Increase (Decrease)                                             -   (3,535,011.94)
  Ending Balance                                                                 -    9,703,897.66
NOTE/CERTIFICATE PRINCIPAL LOSS AMOUNT
  Beginning Balance                                                              -    5,794,873.68         11,612.97
  Current Period Increase (Decrease)                                             -       33,320.52             66.77
  Ending Balance                                                                 -    5,828,194.20         11,679.75


                                                                                      Securities        Class A1        Class A2
                                                                       Total        Balance (99.8%)     Balance         Balance
                                                                 ----------------  ----------------  --------------  --------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions                                            20,768,629.36     20,727,092.10               -      996,348.81
  Principal Distributions                                           51,110,883.46     51,008,661.69               -   51,008,661.69
      Total Distributions                                           71,879,512.82     71,735,753.79               -   52,005,010.50


ORIGINAL DEAL PARAMETER
-----------------------
  Aggregate Net Investment Value (ANIV)                          3,300,158,606.28
  Initial Note/Certificate Balance                                                 3,293,558,289.00  380,000,000.00  360,000,000.00
  Percent of ANIV                                                                      99.80%            11.51%          10.91%
  Class Allocation Percentage                                                                            12.89%          12.22%
  Note/Certificate Factor                                                                                 1.00            1.00
  Note/Certificate Rate                                                                                  5.445%          5.875%
  Servicer Advance                                                              -
  Servicer Payahead                                                  7,383,934.30
  Number of Contracts                                                     172,598
  Weighted Average Lease Rate                                          6.29%
  Weighted Average Lease Rate (Discounted)                             9.05%
  Weighted Average Remaining Term                                     30.48
  Servicing Fee Percentage                                             1.00%


POOL DATA PRIOR MONTH
---------------------
  Aggregate Net Investment Value (ANIV)                          2,756,930,694.87
  Note/Certificate Balance                                                         2,751,388,141.99               -  203,509,544.90
  Percent of ANIV                                                                      99.80%             0.00%           7.38%
  Class Allocation Percentage                                                                             0.00%           8.44%
  Note/Certificate Factor                                                                                 0.00            0.57
  Servicer Advance                                                   1,087,652.95
  Servicer Payahead                                                  7,293,490.36
  Number of Contracts                                                     160,151
  Weighted Average Lease Rate                                          6.28%
  Weighted Average Lease Rate (Discounted)                             9.04%
  Weighted Average Remaining Term                                     19.61
  Servicing Fee Percentage                                             1.00%
  Number of Days in the Accrual Period                                                                      31              31


POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value (ANIV)                          2,705,819,811.41
  Note/Certificate Balance                                                         2,700,379,480.30               -  152,500,883.21
  Percent of ANIV                                                                      99.80%             0.00%           5.64%
  Class Allocation Percentage                                                                             0.00%           6.46%
  Note/Certificate Factor                                                                                 0.00            0.42
  Servicer Advance                                                   1,085,095.13
  Servicer Payahead                                                  7,797,480.00
  Number of Contracts                                                     158,841
  Weighted Average Lease Rate                                          6.28%
  Weighted Average Lease Rate (Discounted)                             9.04%
  Weighted Average Remaining Term                                     18.66
  Servicing Fee Percentage                                             1.00%
  Number of Days in the Accrual Period                                                                      30              30


                                                                    Class A3         Class A4         Class A5        Class B
                                                                    Balance          Balance          Balance         Balance
                                                                 --------------  ----------------  --------------  -------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions                                           2,033,333.33      5,375,000.00    4,472,125.00     365,750.00
  Principal Distributions                                                     -                 -               -              -
      Total Distributions                                          2,033,333.33      5,375,000.00    4,472,125.00     365,750.00


ORIGINAL DEAL PARAMETER
-----------------------
  Aggregate Net Investment Value (ANIV)
  Initial Note/Certificate Balance                               400,000,000.00  1,000,000,000.00  807,000,000.00  66,000,000.00
  Percent of ANIV                                                    12.12%           30.30%           24.45%           2.00%
  Class Allocation Percentage                                        13.57%           33.93%           27.38%         100.00%
  Note/Certificate Factor                                             1.00             1.00             1.00            1.00
  Note/Certificate Rate                                              6.100%           6.450%           6.650%          6.650%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage


POOL DATA PRIOR MONTH
---------------------
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                       400,000,000.00  1,000,000,000.00  807,000,000.00  66,000,000.00
  Percent of ANIV                                                    14.51%           36.27%           29.27%           2.39%
  Class Allocation Percentage                                        16.59%           41.49%           33.48%         100.00%
  Note/Certificate Factor                                             1.00             1.00             1.00            1.00
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                  30               30               30              30


POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                       400,000,000.00  1,000,000,000.00  807,000,000.00  66,000,000.00
  Percent of ANIV                                                    14.78%           36.96%           29.82%           2.44%
  Class Allocation Percentage                                        16.95%           42.38%           34.20%         100.00%
  Note/Certificate Factor                                             1.00             1.00             1.00            1.00
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                  30               30               30              30


                                                                    Class C      Certificate    Transferor Interest
                                                                    Balance        Balance            Balance
                                                                 -------------  --------------  -------------------
TOTAL DISTRIBUTIONS TO NOTEHOLDERS AND
CERTIFICATEHOLDERS:
  Interest Distributions                                            379,500.00    4,812,187.60            41,537.26
  Principal Distributions                                                    -               -           102,221.77
      Total Distributions                                           379,500.00    4,812,798.60           143,759.03


ORIGINAL DEAL PARAMETER
-----------------------
  Aggregate Net Investment Value (ANIV)
  Initial Note/Certificate Balance                               66,000,000.00  214,558,289.00         6,600,317.28
  Percent of ANIV                                                     2.00%          6.50%                 0.20%
  Class Allocation Percentage                                       100.00%        100.00%
  Note/Certificate Factor                                             1.00           1.00
  Note/Certificate Rate                                              6.900%         6.900%
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage


POOL DATA PRIOR MONTH
---------------------
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                       66,000,000.00  208,878,597.09         5,542,552.88
  Percent of ANIV                                                     2.39%          7.58%                 0.20%
  Class Allocation Percentage                                       100.00%        100.00%
  Note/Certificate Factor                                             1.00           0.97
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                  30             30


POOL DATA CURRENT MONTH
-----------------------
  Aggregate Net Investment Value (ANIV)
  Note/Certificate Balance                                       66,000,000.00  208,878,597.09         5,440,331.11
  Percent of ANIV                                                     2.44%          7.72%                 0.20%
  Class Allocation Percentage                                       100.00%        100.00%
  Note/Certificate Factor                                             1.00           0.97
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Lease Rate (Discounted)
  Weighted Average Remaining Term
  Servicing Fee Percentage
  Number of Days in the Accrual Period                                  30             30


I hereby certify to the best of my knowledge that the report provided is true and correct.

By: /s/ John Weisickle
    --------------------------------------
    John Weisickle, Vice President Finance